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                                                 Conformed Copy





               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): January 22, 1998
                                                   ----------------

                       CYTOGEN CORPORATION
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


       Delaware             333-02015              22-2322400
   ---------------         -----------        -------------------
   (State or other         (Commission           (IRS Employer
   jurisdiction of           File No.)        Identification No.)
   Incorporation or
   Organization)

 600 College Road East, CN 5308, Princeton, New Jersey 08540-5308
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    (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code: (609)987-8200
                                                    -------------


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Item 5.  Other Events.
         -------------

     On January 22, 1998, CYTOGEN Corporation issued the attached press release.


Item 7.  Exhibits.
         ---------

99.1 Press release issued by CYTOGEN Corporation on January 22, 1998


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                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   CYTOGEN CORPORATION



                                   By  /s/ Donald F. Crane, Jr.
                                       ------------------------
                                       Name:  Donald F. Crane, Jr.
                                       Title: Vice President
                                               General Counsel and Secretary



Date: January 23, 1998

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